UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2016

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51217, 001-36693	20-1920798
(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Beverly Road

Hoffman Estates, Illinois 60179

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Second Lien Credit Agreement

On September 1, 2016, Sears Holdings Corporation (the “Company”), Sears Roebuck Acceptance Corp. (“SRAC”) and Kmart Corporation (together with SRAC, the “Borrowers”) entered into a Second Lien Credit Agreement (the “Credit Agreement”) with the Lenders (as defined below) and JPP, LLC, as administrative agent and collateral administrator (the “Agent”), pursuant to which the Borrowers borrowed $300 million of term loans (the “Term Loan”). Mr. Edward S. Lampert, the Company’s Chief Executive Officer and Chairman, is the sole stockholder, chief executive officer and director of ESL Investments, Inc., which controls JPP, LLC and JPP II, LLC, the lenders under the Credit Agreement (the “Lenders”). The Company expects to use the proceeds of the Term Loan for general corporate purposes.

The maturity date for the Term Loan is July 20, 2020 and the Term Loan will not amortize. The Credit Agreement includes an accordion feature that allows the Borrowers to seek to obtain from third parties up to $200 million of additional loans under the Credit Agreement on the same terms as the Term Loan.

The Term Loan will bear interest at a rate equal to, at the election of the Borrowers, either the London Interbank Offered Rate (“LIBOR”) (subject to a 1.00% floor) or a specified prime rate (“Base Rate”), in either case plus an applicable margin. The margin with respect to the Term Loan is 7.50% for LIBOR loans and 6.50% for Base Rate loans.

Pursuant to the Security Agreement (as defined below) the Company’s obligations under the Credit Agreement are secured on a pari passu basis with the Company’s obligations under that certain Indenture, dated as of October 12, 2010, by and among the Company, the Company subsidiaries from time to time party thereto and Wilmington Trust, National Association, as successor collateral agent (“Wilmington Trust”), pursuant to which the Company issued its 6  5⁄8% Senior Secured Notes due 2018 (the “Notes”). The collateral includes inventory, receivables and other related assets of the Company and its subsidiaries which are obligated on the Term Loan and the Notes. The Credit Agreement will be guaranteed by all domestic subsidiaries of the Company that guarantee the Company’s obligations under its existing revolving credit facility.

The Credit Agreement includes customary representations and warranties, covenants and other undertakings, which representations and warranties, covenants and undertakings are subject to important qualifications and limitations set forth in the Credit Agreement. The Credit Agreement also contains customary events of default, including (subject to certain materiality thresholds and grace periods) payment default, failure to comply with covenants, material inaccuracy of representation or warranty, and bankruptcy or insolvency proceedings. If there is an event of default, the Lenders may declare all or any portion of the outstanding indebtedness to be immediately due and payable, and exercise any rights they might have under any of the related facility documents (including against the collateral), subject to the Security Agreement and the Intercreditor Agreement (as defined below).

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Amendment to Security Agreement

Also on September 1, 2016, the Company amended that certain Security Agreement, dated as of October 12, 2010 (together with all exhibits and schedules attached thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Company, the subsidiaries of the Company from time to time party thereto as grantors and Wilmington Trust, to cure certain ambiguities, omissions, defects or inconsistencies in the Security Agreement (the “Security Agreement Amendment”).

In addition, in connection with the entry into the Credit Agreement, the Agent executed a joinder to the Security Agreement.

The foregoing description of the Security Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Security Agreement Amendment, a copy of which is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

Amendment & Restatement of Intercreditor Agreement

Also on September 1, 2016, Bank of America, N.A. and Wells Fargo Bank, National Association (as successor to Wells Fargo Retail Finance, LLC), as co-collateral agents, and Wilmington Trust, National Association, as successor trustee, entered into an amendment and restatement of that certain Intercreditor Agreement, dated as of October 12, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), to, among other things, make certain amendments in connection with the Company’s entry into the Credit Agreement and the security interests granted in connection therewith.

The foregoing description of the Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the Intercreditor Agreement, a copy of which is filed herewith as Exhibit 10.3 and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see Item 1.01 above, which is incorporated herein by reference.

Private Securities Litigation Reform Act of 1995 –

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond its control, that may cause actual results to differ materially from those indicated in the forward-looking statements for a number of reasons, including, without limitation, risks and uncertainties relating to the Credit Agreement. Additional information concerning other factors is contained in the Company’s most recent annual report on Form 10-K and subsequent filings with the SEC. The Company intends these forward-looking statements to speak only as of the time made and, except as required by law, does not undertake to update or revise them as more information becomes available.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	Second Lien Credit Agreement, dated as of September 1, 2016, between Sears Holdings Corporation, Sears Roebuck Acceptance Corp. and Kmart Corporation, the lenders party thereto, and JPP, LLC, as administrative agent and collateral administrator.

Exhibit 10.2	First Amendment to Security Agreement, dated as of September 1, 2016, between Sears Holdings Corporation, the other Grantors party thereto and Wilmington Trust, National Association, as collateral agent.

Exhibit 10.3	Amended and Restated Intercreditor Agreement, dated as of September 1, 2016, by and among Bank of America, N.A. and Wells Fargo Bank, National Association as ABL Agents, and Wilmington Trust, National Association, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: September 2, 2016	/s/ Kristin M. Coleman
By: Kristin M. Coleman
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 10.1	Second Lien Credit Agreement, dated as of September 1, 2016, between Sears Holdings Corporation, Sears Roebuck Acceptance Corp. and Kmart Corporation, the lenders party thereto, and JPP, LLC, as administrative agent and collateral administrator.

Exhibit 10.2	First Amendment to Security Agreement, dated as of September 1, 2016, between Sears Holdings Corporation, the other Grantors party thereto and Wilmington Trust, National Association, as collateral agent.

Exhibit 10.3	Amended and Restated Intercreditor Agreement, dated as of September 1, 2016, by and among Bank of America, N.A. and Wells Fargo Bank, National Association as ABL Agents, and Wilmington Trust, National Association, as trustee.